UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 5, 2012

BLINK COUTURE, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-138951	98-0568153
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Regent Private Capital, LLC
5727 South Lewis Avenue
Tulsa, Oklahoma 74105
(Address of Principal Executive Offices) (Zip Code)

(918) 392-3200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

On December 5, 2012, the Company executed and entered into a Termination and Release Agreement (the “Termination Agreement”) with Latitude Global, Inc., a privately-held company incorporated in Florida (“Latitude Global”), for the purpose of mutually terminating an Agreement and Plan of Merger (the “Merger Agreement”) with Latitude Global and Latitude Global Acquisition Corp., a Florida corporation, which was our wholly-owned subsidiary, and which was dissolved in the State of Florida, by administrative dissolution, on September 28, 2012 (“Merger Sub”).   Under the terms of the Merger Agreement, Latitude Global was to merge with and into Merger Sub and thereafter become our wholly-owned subsidiary and the business of Latitude Global would have become the business of the Company.  As a result of the Termination Agreement, the Company’s plans to consummate a merger between Merger Sub and Latitude Global were terminated.

Pursuant to the provisions of the Termination Agreement, as a condition to the termination of the Merger Agreement, Latitude Global has agreed to reimburse the Company, in the aggregate amount of $47,500, for its expenses relating to the Merger Agreement, including legal fees.   Latitude Global has agreed to pay this amount in six equal consecutive monthly installments of $7,916.66 each, the first of which is expected to be paid on or around December 11, 2012.  Additionally, the Company and Latitude Global have each executed Releases, in favor of the other, relating specifically to liabilities and obligations under the Termination Agreement.  These Releases were effective as of December 6, 2012.

A copy of the Termination Agreement and the Releases are attached hereto as Exhibit 10.24, Exhibit 10.25 and Exhibit 10.26, respectively. The descriptions of the Merger Agreement and Releases herein are all qualified by the terms of the full text of the Termination Agreement and the Releases, attached hereto, and the terms thereof are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.24	Termination and Release Agreement, dated as of December 5, 2012, by and between Blink Couture, Inc. and Latitude Global, Inc.

10.25	Release made by Blink Couture, Inc. in favor of Latitude Global, Inc., dated December 6, 2012.

10.26	Release made by Latitude Global, Inc. in favor of Blink Couture, Inc., dated December 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK COUTURE, INC.

Date: December 11, 2012	By:	/s/ Lawrence Field
Name: Lawrence Field
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.24	Termination and Release Agreement, dated as of December 5, 2012, by and between Blink Couture, Inc. and Latitude Global, Inc.

10.25	Release made by Blink Couture, Inc. in favor of Latitude Global, Inc., dated December 6, 2012.

10.26	Release made by Latitude Global, Inc. in favor of Blink Couture, Inc., dated December 6, 2012.